UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2006

Celtron International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-28739	91-1903590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6779 Mesa Ridge Road, Suite 100

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(877) 437-4199

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 2, 2006 Celtron International, Inc. (the “Company”) issued a press release regarding the appointment of John Phillips as Chief Executive Officer of the Company effective May 1, 2006 and the resignation of Ken Dixon as CEO effective May 1, 2006, Randall Smith as Chief Financial Officer effective April 27, 2006, as more particularly descried in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company previously entered into an employment agreement with Mr. John Phillips, which is incorporated herein by reference to the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 19, 2006.

Mr. Phillips’ business experience and related party transactions are incorporated herein by reference to the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on May 1, 2006.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release Dated May 2, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELTRON INTERNATIONAL, INC.

May 2, 2006	By:	/s/ John L. Phillips
Name: John L. Phillips Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated May 2, 2006

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